UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2018

AMNEAL PHARMACEUTICALS, INC.
 (Exact Name of registrant as specified in its charter)

Delaware	333-221707	32-0546926
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
400 Crossing Blvd
Bridgewater, NJ 08807
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (908) 947-3120

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05.    Costs Associated with Exit or Disposal Activities.

On May 10, 2018, Amneal Pharmaceuticals, Inc. (the “Company”) announced that it will close its Hayward, California based facilities and operations (the “Plan”) in an effort to streamline operations following a comprehensive analysis of its current and future product portfolios, plant capacities, overlapping capabilities and cost structure as a result of the business combination with Impax Laboratories, LLC which closed on May 4, 2018. The Company will immediately implement plans to phase out the Hayward facilities with an expected completion timeline of approximately 15 months, nearly one-year ahead of the previously anticipated schedule. The Company expects to transfer products manufactured at the Hayward facility to the Company’s lower-cost facilities in the U.S. and India. The Company currently expects the facility closures to reduce its workforce by approximately 550 positions.

 The Company currently estimates that it will incur aggregate cash expenditures of approximately $30 to $35 million related to severance and other employee costs in connection with the Plan over the next 15 months. Because the Company is in the early stages of implementing the Plan, the amount and timing of any non-cash impairment charges of property, plant and equipment and cash expenditures related to dismantling and asset removal and other site exit costs cannot be estimated at this time. As the Plan is implemented, the Company’s management will reevaluate the estimated expenses and charges set forth above and may revise its estimates as appropriate, consistent with generally accepted accounting principles.

Safe Harbor Statement

Certain statements contained herein, regarding matters that are not historical facts, may be forward-looking statements (as defined in Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended). We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with the safe harbor provisions. Such forward-looking statements include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. The words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” and similar words are intended to identify estimates and forward-looking statements.

Such forward-looking statements are based on the expectations of Amneal Pharmaceuticals, Inc. (“our” or the “Company”) and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to (i) our ability to integrate the operations of Amneal Pharmaceuticals LLC (“Amneal”) and Impax Laboratories, Inc. (“Impax”) pursuant to the transactions (the “Combination”) contemplated by that certain Business Combination Agreement dated as of October 17, 2017 by and among the Company, Amneal, Impax and K2 Merger Sub Corporation as amended by Amendment No. 1, dated November 21, 2017 and Amendment No. 2 dated December 16, 2017 and our ability to realize the anticipated synergies and other benefits of the Combination, (ii) the fact that certain of our stockholders holding over a majority of our shares may have interests different from those of our other stockholders, (iii) the transaction costs related to the Combination, (iv) results from the public unaudited financial information of Impax and

Amneal may not be indicative of the Company’s future operating performance, (v) business issues faced by either Amneal or Impax may be imputed to the operations of the Company, (vi) the impact of a separation of Impax or Amneal as a subsidiary of the Company, (vii) the change of control or early termination rights in certain of Impax’s or Amneal’s contracts that may be implicated by the Combination, (viii) payments required by the Company’s Tax Receivables Agreement, (ix) the impact of global economic conditions, (x) our ability to successfully develop or commercialize new products, (xi) our ability to obtain exclusive marketing rights for our products or to introduce products on a timely basis, (xii) the competition we face in the pharmaceutical industry from brand and generic drug product companies, (xiii) our ability to manage our growth, (xiv) the impact of competition, (xv) the illegal distribution and sale by third parties of counterfeit versions of our products or of stolen products, (xvi) market perceptions of us and the safety and quality of our products, (xvii) the substantial portion of our total revenues derived from sales of a limited number of products, (xviii) our ability to develop, license or acquire and introduce new products on a timely basis, (xix) the ability of our approved products to achieve expected levels of market acceptance, (xx) the risk that we may discontinue the manufacture and distribution of certain existing products, (xxi) the impact of manufacturing or quality control problems, (xxii) product liability risks, (xxiii) risks related to changes in the regulatory environment, including United States federal and state laws related to healthcare fraud abuse and health information privacy and security and changes in such laws, (xxiv) changes to FDA product approval requirements, (xxv) risks related to federal regulation of arrangements between manufacturers of branded and generic products, (xxvi) the impact of healthcare reform, (xxvii) business interruptions at one of our few locations that produce the majority of our products, (xxviii) relationships with our major customers, (xxix) the continuing trend of consolidation of certain customer groups, (xxx) our reliance on certain licenses to proprietary technologies, (xxxi) our dependence on third party suppliers and distributors for raw materials for our products, (xxxii) the time necessary to develop generic and branded drug products, (xxxiii) our dependence on third parties for testing required for regulatory approval of our products, (xxxiv) our dependence on third party agreements for a portion of our product offerings, (xxxv) our ability to make acquisitions of or investments in complementary businesses and products, (xxxvi) regulatory oversight in international markets, (xxxvii) our increased exposure to tax liabilities and the impact of recent United State tax legislation, (xxxviii) third parties’ infringement of our intellectual property rights, (xxxix) our involvement in various legal proceedings, (xl) increased government scrutiny related to our agreements to settle patent litigation, (xli) the impact of legal, regulatory and legislative strategies by our brand competitors, (xlii) the significant amount of resources we expend on research and development, (xliii) our substantial amount of indebtedness, (xliv) risks inherent in conducting clinical trials, (xlv) our reporting and payment obligations under the Medicaid and other government rebate programs, (xlvi) fluctuations in our operating results, (xlvii) adjustments to our reserves based on price adjustments and sales allowances, (xlviii) impact of impairment on our goodwill and other intangible assets, (xlix) investigations and litigation concerning the calculation of average wholesale prices, (l) cybersecurity and data leakage risks, (li) our ability to attract and retain talented employees and consultants, (lii) uncertainties involved in the preparation of our financial statements, (liii) impact of terrorist attacks and other acts of violence, (liv) expansion of social media platforms, (lv) our need to raise additional funds in the future, (lvi) the restrictions imposed by the terms of our credit agreement, (lvii) our ability to generate sufficient cash to service our indebtedness in the future and (lviii) such other factors as may be set forth in the Company’s public filings with the Securities and Exchange Commission.

Forward-looking statements included herein speak only as of the date hereof and we undertake no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2018	AMNEAL PHARMACEUTICALS, INC.

	By:	/s/ Bryan M. Reasons
	Name:	Bryan M. Reasons
	Title:	Senior Vice President and Chief Financial Officer